UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
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Shareholders Approve Invesco Fund Reorganizations, Six V.I. Fund Names to Change
Key Dates
▪	April 16, 2012

Reorganizing retail funds enter limited offering

(Prior to open of business)

▪	April 16, 2012

Shareholder meeting for adjourned funds

▪	April 18-19, 2012

Capital gain distributions for Invesco Van Kampen V.I. Mid Cap Growth Fund

– Record date: April 18

– Ex and pay date: April 19

▪	April 24-25, 2012

Distributions for Invesco U.S. Mid Cap Value Fund

– Record date: April 24

– Ex and pay date: April 25

▪	April 25, 2012

Income distributions for Invesco High Income Municipal Fund

– Record date: April 25

– Ex and pay date: April 25

▪	April 30, 2012

Anticipated close

(Prior to open of business)
On April 2, 2012, three Invesco variable insurance (V.I.) funds and two retail funds received the votes necessary to proceed with their proposed reorganizations. Invesco Capital Development Fund and Invesco Commodities Strategy Fund had their shareholder meetings adjourned to April 16, 2012, to allow time for continued voting. Specific information on each merger is in the tables below.
As part of reorganization activities, Invesco Capital Development Fund and Invesco High Income Municipal Fund will be placed in limited offering status prior to open of business on April 16. Invesco Commodities Strategy Fund and Invesco U.S. Mid Cap Value Fund have been in limited offering since February 22, 2011, and November 22, 2010, respectively.
Additionally, Invesco V.I. Basic Value Fund, Invesco V.I. Dividend Growth Fund, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Global Value Equity Fund and Invesco Van Kampen V.I. Mid Cap Value Fund are anticipated to change names for consistency with the Invesco open-end mutual funds that share the same strategy. Specific information on the name changes can be found in the table on page 3.

Approved Fund Reorganizations

Target Fund/Class	CUSIP	Symbol	Acquiring Fund/Class	CUSIP	Symbol

Invesco High Income Municipal Fund			Invesco Van Kampen High Yield Municipal Fund
Class A	001419506	AHMAX	Class A	001419688	ACTHX
Class B	001419605	AHMBX	Class B	001419670	ACTGX
Class C	001419704	AHMCX	Class C	001419662	ACTFX
Class Y	001419852	AHMYX	Class Y	001419654	ACTDX
Institutional Class	001419860	AHMIX	Institutional Class	001419464	ACTNX[1]

Invesco U.S. Mid Cap Value Fund			Invesco Van Kampen American Value Fund
Class A	00142F220	MMCAX	Class A	00143M844	MSAVX
Class B	00142F212	MMCDX	Class B	00143M836	MGAVX
Class C	00142F196	MMCCX	Class C	00143M828	MSVCX
Class Y	00142F188	MPMVX	Class Y	00143M794	MSAIX
			Class R	00143M810	MSARX
			Institutional Class	00143M786	MSAJX

Invesco V.I. Capital Appreciation Fund			Invesco Van Kampen V.I. Capital Growth Fund
Series I	008892101		Series I	00888X799
Series II	008892754		Series II	00888X781

Invesco V.I. Capital Development Fund			Invesco Van Kampen V.I. Mid Cap Growth Fund
Series I	008892853		Series I	00888X591
Series II	008892747		Series II	00888X583

Invesco V.I. Leisure Fund			Invesco Van Kampen V.I. Capital Growth Fund
Series I	008892366		Series I	00888X799
Series II	008892358		Series II	00888X781
Adjourned fund reorganization meetings
The funds listed in the table below had their shareholder meetings adjourned to April 16, 2012, to allow time for voting.
Fund Reorganizations Adjourned for Continued Voting

Target Fund/Class	CUSIP	Symbol	Acquiring Fund/Class	CUSIP	Symbol

Invesco Capital Development Fund			Invesco Van Kampen Mid Cap Growth Fund
Class A	001413863	ACDAX	Class A	00143M596	VGRAX
Class B	001413848	ACDBX	Class B	00143M588	VGRBX
Class C	001413822	ACDCX	Class C	00143M570	VGRCX
Class R	001413459	ACDRX	Class R	00143M562	VGRRX
Class Y	00141B105	ACDYX	Class Y	00143M554	VGRDX
Institutional Class	001413483	ACDVX	Institutional Class	00143M547	VGRJX
Investor Class	001413210	ACDIX	Class A	00143M596	VGRAX

Invesco Commodities Strategy Fund			Invesco Balanced-Risk Commodity Strategy Fund
Class A	00141V622	COAAX	Class A	00888Y102	BRCAX
Class B	00141V614	COAHX	Class B	00888Y201	BRCBX
Class C	00141V598	COACX	Class C	00888Y300	BRCCX
Class R	00141V580	COARX	Class R	00888Y409	BRCRX
Class Y	00141V572	COAIX	Class Y	00888Y508	BRCYX
Institutional Class	00141V564	COAJX	Institutional Class	00888Y607	BRCNX

1	Please note that the symbol for Institutional Class Shares of Invesco Van Kampen High Yield Municipal Fund is proposed.
Who may invest in Invesco funds during limited offering?
In general, funds will be closed to new investors. The table below provides details on who is eligible to make investments in the funds.
Invesco’s Limited Offering Policy for Reorganizing Funds

Investment type	Limited offering availability

Subsequent purchases or new accounts for existing investors	Open

New investors (including Individual Retirement Accounts)	Closed

New participants in existing retirement plans (excluding Individual Retirement Accounts)	Open

New retirement plans (excluding Individual Retirement Accounts)	Closed

New investors in existing brokerage firm wrap programs (including RIAs using fee-based models)	Closed

New brokerage firm wrap programs (including RIAs using fee-based models)	Closed

Portfolio managers and the management team of the funds	Open
Name changes for six Invesco V.I. funds
The V.I. funds listed in the table below will change names for consistency with the Invesco open-end mutual funds that share the same strategy.
New Names for Invesco V.I. Funds

Effective
Current Fund Name/Class	CUSIP	New Fund Name/Class	CUSIP	Date[2]

Invesco V.I. Basic Value Fund		Invesco Van Kampen V.I. Value Opportunities Fund		04/30/12
Series I	008892614	Series I	008892614
Series II	008892598	Series II	008892598

Invesco V.I. Dividend Growth Fund		Invesco V.I. Diversified Dividend Fund		04/30/12
Series I	00888X104	Series I	00888X104
Series II	00888X203	Series II	00888X203

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund		Invesco V.I. Equally-Weighted S&P 500 Fund		04/30/12
Series I	00888X823	Series I	00888X823
Series II	00888X815	Series II	00888X815

Invesco Van Kampen V.I. Capital Growth Fund		Invesco Van Kampen V.I. American Franchise Fund		04/30/12
Series I	00888X799	Series I	00888X799
Series II	00888X781	Series II	00888X781

Invesco Van Kampen V.I. Global Value Equity Fund		Invesco V.I. Global Core Equity Fund		04/30/12
Series I	00888X716	Series I	00888X716
Series II	00888X690	Series II	00888X690

Invesco Van Kampen V.I. Mid Cap Value Fund		Invesco Van Kampen V.I. American Value Fund		07/15/12
Series I	00888X575	Series I	00888X575
Series II	00888X567	Series II	00888X567

2 The name changes are effective open of business.
Contact us

Should you have questions, please contact your financial advisor for more information. For more information, financial professionals should contact Invesco at:

National Wirehouse	Independent Advisor	Institutional and Insurance Sales
800 998 4246	800 337 4246	800 410 4246

Regional Broker Dealer	Retirement Division	Registered Investment Adviser
800 421 0807	800 370 1519	800 421 4023

Client Services	Closed-End Funds	Global Cash Management
800 959 4246	800 341 2929	800 659 1005, option 2
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See prospectus and shareholder reports for complete details about the risks associated with each fund.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus or visit invesco.com/fundprospectus.
     The Invesco variable insurance funds are used solely as investment vehicles by insurance company separate accounts to fund variable annuity contracts and variable life insurance policies. Shares of the funds cannot be purchased directly. Expenses and fees are determined by the offering insurance company and will vary. Invesco Distributors, Inc. does not offer any variable products.
invesco.com/us           IFPA-FLY-4-E      04/12           4701                                         Invesco Distributors, Inc.